[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

                          STRATEGIC ALLIANCE AGREEMENT

This Agreement is made on this 25th day of August 2004, by and between InforMedix, Inc., a corporation incorporated under the laws of Delaware ("IFMX") with its principle place of business located at Georgetowne Office Park, 5880 Hubbard Drive, Rockville, MD 20852 and McKesson BioServices Corporation, a corporation incorporated under the laws of Virginia ("MBS"), located at _14665 Rothgeb Drive, Rockville, MD. 20850. IFMX and MBS are sometimes referred to individually as a "Party" and are referred to jointly as the "Parties."

WHEREAS, IFMX has developed an electronic device and backend software application (the "Med-eMonitorTM System") providing for the storage and dispensing of medication, and the collection and monitoring of medication compliance and patient outcomes data; and

WHEREAS, MBS is in the clinical supply management business in the United States and Canada ("North America"); and

WHEREAS, each of the Parties wish to establish targeted areas of mutually beneficial sales and marketing efforts and to collaborate jointly in these efforts; to promote each others' products and services where appropriate; and offer joint product offerings to prospective customers on terms and conditions as set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the Parties agree as follows:


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

1. DEFINITIONS. "Affiliate" of a Party, means any entity that controls, is controlled by or is under common control with such Party. "Services of MBS" shall mean the handling, storage, packaging, and labeling of pharmaceutical products, the acquisition of certain goods, the potential provision of "Help Desk" support services (the ability for MBS to provide this service is still under review at the time of this agreement) and the delivery of such products and goods to investigative sites or other designated sites together with other services related thereto as mutually agreed upon, as specified in the Statement of Work (as defined below). "Products and Services of IFMX" shall include the provision of Med-eMonitorTM units ("Hardware") and Med-eXpertTM Database Management System ("Software") software support services, product development to accommodate new joint projects, medical consulting for projects provided by Dr. Kehr and the Scientific Advisory Board, and related Project Management and Customer Support services

2. COLLABORATION. The Parties agree to establish sales and marketing efforts on their identified sales targets and to work in a timely fashion to enact these joint efforts. When appropriate, the parties will collaborate their sales and marketing efforts to promote each other in all identified and agreed upon product and service offerings, during the term of this agreement as "preferred vendors" and "strategic alliance partners". Such collaboration may include the development of joint sales and marketing materials, joint presentation materials, integrated product and service offerings, and cooperative pricing structures. The Parties further agree to co-develop strategies to capitalize on perceived market opportunities for integrated services, including but not limited to: introductions to, and discussions with, existing customers of either Party to develop value added, problem solving, business solutions; the exploration of perceived opportunities for "grass roots" patient recruiting in remote geographic areas of the United States and the exploration of perceived opportunities with respect to developing integrated disease management products and services. As these opportunities materialize, the Parties agree to make public announcements, mutually agreed upon, announcing their business collaboration activities in a timely fashion.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

3. PERFORMANCE OF SERVICES BY MBS. When IFMX enters into a contract with a customer that may require the performance of MBS Services, IFMX will offer MBS the first right of refusal to perform the Services required as a subcontractor to IFMX under the terms and conditions of this Agreement; provided, however that: 1) no such offer shall be made if the customer has specified that an entity other than MBS should perform the Services and 2) MBS' pricing and other material terms shall be competitive to other third party packagers or service providers so as not to impede the bidding process. The offer shall include a detailed statement of the work to be performed pursuant to the contract (a "Statement of Work"). Unless MBS declines the offer in writing within seven (7) calendar days of its receipt thereof, MBS shall perform the Services.

4. PERFORMANCE OF SERVICES BY IFMX. When MBS enters into a contract with a customer that may require the performance of IFMX Products and Services , MBS will offer IFMX the opportunity to perform the Services required as a subcontractor to MBS under the terms and conditions of this Agreement; provided, however, that: 1) no such offer shall be made if the customer has specified that an entity other than IFMX should perform the Service and 2) the pricing and other material terms shall be competitive to other ePRO providers so as not to impede the bidding process. The offer shall include a detailed Statement of Work to be performed pursuant to the contract. Unless IFMX declines the offer in writing within seven (7) calendar days of its receipt thereof, IFMX shall perform the Services.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

5. PRICING OF SERVICES. The pricing for services to be provided by MBS and the pricing for services to be provided by IFMX shall be as described in Appendix A.

6. REFERRALS. If MBS is contacted by a potential customer who seeks the type of Product and Services offered by IFMX, MBS will refer that customer to IFMX. If IFMX is contacted by a potential customer who seeks the Products and Services of MBS, IFMX will refer that potential customer to MBS. If a Party to whom a potential customer is referred enters into a contract for Services with that customer, then that Party shall remit to the other Party a referral fee in the amount of three percent (3%) of the net sales derived from the contract (defined as gross cash proceeds received from the contract for Services, less returns, credits, allowances, and shipping and handling). Referral fees shall be paid within thirty (30) days of receipt by the Party that performed the Services of a customer's payment of an invoice for those Services.

7. TERM. This Agreement shall have an initial term of three (3) years commencing on the date hereof and shall automatically renew for subsequent three year terms unless either Party gives written notice of termination (without cause) to the other Party at least ninety (90) days prior to the end of the initial term or any subsequent term stating that this Agreement shall terminate at the end of such term.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

8.    TERMINATION.

      a) If a Party fails to perform or comply with any material term or condition of this Agreement and the failure continues unremediated for thirty (30) days after receipt by that Party of written notice, the other Party may immediately terminate this Agreement.

      b) This Agreement may be terminated immediately upon written notice by either Party if the other Party makes an assignment of its assets or its business for the benefit of creditors, or if a trustee or receiver is appointed to administer or conduct its business or affairs, or if it is judged in any legal proceeding to be either a voluntary or involuntary bankrupt.

      c) Either Party may terminate this Agreement upon thirty (30) days prior written notice if either Party sells all or substantially all of its assets or merges with another corporation or if a controlling equity interest in either Party is acquired by any person, corporation or other entity. Upon termination of this Agreement pursuant to Section 6 or this Section 7, all sums owing by either Party to the other Party shall be paid in full within ten (10) days of the date of termination.

      d) Either Party may terminate this Agreement upon ninety (90) days prior written notice to the other Party.

9. CONFIDENTIALITY. It is understood and agreed that any of the trade secrets and other confidential information of one Party to this Agreement (the "disclosing party") that may from time to time be made available or become known to the other Party hereto (the "receiving party") are to be treated as confidential, are to be used solely in connection with the receiving party's performance of its obligations under this Agreement, and are not to be disclosed to any persons other than employees of the receiving party who have a reasonable need for access thereto in connection with the receiving party's performance of its obligations under this Agreement. Reasonable measures shall be taken to protect the confidentiality of the disclosing party's trade secrets and other confidential information and any memoranda, manuals or other documents containing such information of the disclosing party that the receiving party may receive in connection herewith shall be returned to the disclosing party or destroyed by the receiving party in its sole discretion. The obligations of the parties under this section shall survive any termination of this Agreement.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

10. NON-SOLICITATION. During the initial term and any subsequent term of this Agreement and for a period of one year after the termination of this Agreement, neither Party will, directly or indirectly, solicit to employ or employ any officer or employee of the other Party

11.   LIMITATION OF LIABILITY.

      a) Except as otherwise provided in Section 13, the entire liability of a Party to the other Party, and the other Party's exclusive remedy against the Party, for any and all injuries, damages, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) (hereinafter "Damages") caused by the Party's performance of, or failure to perform, Services or otherwise arising in connection with or pursuant to this Agreement shall be limited to proven direct Damages not to exceed the total payments made to the Party by the other Party under the particular subcontracting arrangement to which the Damages relate.

      b) In no event shall a Party be liable for indirect, incidental, consequential, punitive or special Damages, including, without limitation, Damages for lost profits. The limitations of liability set forth in this Section 11 shall apply (i) regardless of the form of action, whether in contract, tort, strict liability or otherwise and (ii) whether or not Damages were foreseeable. These limitations of liability shall survive failure of any exclusive remedies provided in this Agreement.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

12.   INDEMNIFICATION AGAINST CLAIMS OF THIRD PARTIES.

      a) Each Party shall defend, indemnify and hold the other Party, its officers, directors, employees and its Affiliates harmless from and against any and all Damages which the other Party, its officers, directors, employees and its Affiliates may incur on account of: (i) any and all demands, claims or actions made or brought by and third party based upon damage or injury to person or property or the death of any person or any other Damages resulting from the Party's performance of, or failure to perform, Services pursuant to Sections 2 or 3 hereof, as applicable, (ii) any failure of the Party to comply with applicable laws and regulations relating to the performance of Services and (iii) a breach by the Party of this Agreement or any subcontract arising from this Agreement

      b)    With respect to the indemnification obligations in this Section 12:
            (i) the indemnified party will notify the indemnifying party in writing promptly upon learning of any third party claim or suit for which indemnification may be sought; provided that failure to do so shall not reduce or otherwise affect the obligations of the indemnifying party to indemnify the indemnified party except to the extent the indemnifying party is prejudiced thereby; (ii) the indemnifying party shall have control of the defense or settlement, provided that the indemnified party shall have the right to participate in such defense or settlement with counsel of its own selection and at its sole expense; and (iii) the indemnified party shall reasonably cooperate with the defense, at the indemnifying party's expense.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

13. ADVERTISING AND PROMOTION. Each Party may describe the relationship created by this Agreement in their respective advertising and promotional materials as a "strategic alliance" with the other Party enabling it to offer clinical supply management services (in the case of MBS); and the provision of Med-eMonitorTM units and Med-expert TM database management system, and related project management and software support services (in the case of IFMX) throughout the United States and Canada.

14.   DISPUTE RESOLUTION.

      a) All disputes, controversies or claims, whether based in contract, tort, statute, fraud, misrepresentation or any other legal theory, arising out of or relating to Services performed or to be performed by either Party under this Agreement or in connection with any breach or alleged breach by either Party of its obligations under this Agreement or any subcontract arising from this Agreement that are not resolved amicably between the parties shall be settled by final and binding arbitration conducted in Rockville, MD by one neutral arbitrator in accordance with this Agreement and the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each party shall bear its own expenses and the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the arbitrator, except that the arbitrator shall be entitled to award a different allocation of costs and fees where the arbitrator determines that a filed claim is frivolous. Any award of the arbitrator shall be in writing and shall state the reasons for the award. Judgment upon an award may be entered in any court having competent jurisdiction. The arbitrator shall not have the power to award any damages in excess of the liability limitation set forth in the Agreement. The arbitrator shall not have the power to order pre-hearing discovery of documents or the taking of depositions, but may compel attendance of witnesses and the production of documents at the hearing. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 14, shall govern the interpretation and enforcement of this Section 14(a).


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

      b) The parties, their representatives and participants and the arbitrators shall hold the existence, content and result of the arbitration in confidence, except to the limited extent necessary to enforce a final settlement agreement or to obtain or enforce a judgment on an arbitration decision and award.

15.   GENERAL PROVISIONS.

      a) This Agreement may not be assigned by either Party without the prior written consent of the other Party.

      b) Each Party is an independent contractor. This Agreement shall not constitute either Party the legal representative, partner or agent of the other Party, nor shall either Party hereto have the right or authority to assume, create or incur any liability of any kind, express or implies, against, in the name or on behalf of the other Party hereto.

      c) If any provision of this Agreement shall be held unlawful, invalid, void or unenforceable by any court or administrative agency, it shall be deemed severable, and the remainder of this Agreement shall remain in full force and effect and be interpreted so as to carry out the intent of the Parties in an equitable manner.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

      d) Any failure of either Party to enforce, at any time or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such provision or of the right of such Party thereafter to enforce each and every provision of this Agreement.

      e) All notices pertaining to this Agreement shall be in writing, either mailed by first class air mail, postage prepaid, sent by prepaid express air courier or hand delivered, and shall be addressed as follows:

            To:      InforMedix, Inc.
                     Georgetown Park
                     5880 Hubbard Drive
                     Rockville, Maryland  20852
                     Attn: Bruce A. Kehr, M.D. Chairman and CEO,
                     And: Janet Campbell, President and COO

            To:      McKesson BioServices Corporation
                     14665 Rothgeb Drive
                     Rockville, MD 20850
                     Attn: Anita M. Dopkosky, RPh,
                     Vice President, Sales and Marketing,
                     And: Richard Zakour, PhD, General Manager

      Notices which are sent by air courier or hand delivered shall be deemed received on the date of delivery; notices sent by first class air mail shall be deemed to have been received ten (10) days after the date of posting.

      f) This Agreement constitutes the entire understanding among the parties hereto with reference to the subject matter hereof and supersedes all previous oral or written agreements between the Parties. This Agreement may be amended only by a written instrument signed by both of the Parties hereto, which instrument makes a specific reference to this Agreement.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

      g) This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and permitted assigns.

      h) The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of Maryland.

      i) All publicity relating to this Agreement shall be released with the approval of the other Party, except as otherwise required by applicable law or regulation or stock exchange rules.

      j) This Agreement may be executed concurrently in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Faxed signatures will be accepted; provided the original signed documents are delivered by express air courier no later than the second business day following execution of the counterparts.


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[LOGO] InforMedix                                   [LOGO] McKesson
                                                           Empowering Healthcare

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties hereto as of the date first above written.

McKESSON BIOSERVICES CORPORATION


By: /s/ Richard Zakour
   -----------------------------------------------
   Richard Zakour, PhD, General Manager

Date: September 27, 2004
     ---------------------------------------------

INFORMEDIX, INC.


By: /s/ Bruce A. Kehr
   -----------------------------------------------
   Bruce A. Kehr, M.D., Chairman and CEO

Date: September 27, 2004
     ---------------------------------------------


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